Exhibit 99.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of August 2, 2019 (the “Effective Date”) by and among IIOT-OXYS, Inc., a Nevada corporation (the “Company”), and Vidhyadhar Mitta, an individual (the “Purchaser”). Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Note or Warrant (defined below).

RECITALS

WHEREAS, the Purchaser desires to purchase from the Company and the Company desires to sell the Note and Warrant to the Purchaser on the terms and conditions described herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1.                  AMOUNT AND TERMS OF THE NOTE. Subject to the terms of this Agreement, at the Closing (as defined below) the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a secured convertible promissory note in the form attached to this Agreement as Exhibit A (the “Note”) in the principal amount set forth on the Purchaser’s signature page hereto (the “Loan Amount”). The principal amount of all Note shall be up to One Hundred and Twenty-Five Thousand Dollars ($125,000).

2.                  WARRANTS. Subject to the terms of this Agreement, at Closing (as defined below) the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, a Warrant registered in the name of the Purchaser with an exercise price per share of $0.12, and to purchase up to a number of Common Shares of the Company equal to 50% of the number of shares of the Company’s Common Stock issuable upon conversion of the Note in the form attached to this Agreement as Exhibit C (the “Warrant”); provided, however, if the Event of Default (as defined in the Note) occurs and is not cured, the Warrant coverage shall increase from 50% to 100%.

3.                  COLLATERAL. Pursuant to the Security Agreement in the form attached hereto as Exhibit B (the “Security Agreement”), the Company shall grant to the Purchaser a security interest in all Collateral (as defined in the Security Agreement) to secure all the Company’s obligations under the Note.

4.                  USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Notes and Warrants solely for operations.

5.                  THE CLOSINGS.

5.1              Closing Dates. The closings of the sale and purchase of the Note and Warrants (the “Closing”) shall be held on the Effective Date, and thirty (30) and sixty (60) days, respectively, after the Effective Date or upon such later date when all of the deliveries required by Section 5.2 below have been made by the applicable parties hereto.

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5.2              Delivery. At each Closing, (i) the Purchaser will deliver to the Company a wire transfer of funds in the amounts of Seventy-Five Thousand Dollars ($75,000) on the Effective Date, Twenty-Five Thousand Dollars ($25,000) no later than thirty (30) days after the Effective Date, and Twenty-Five Thousand Dollars ($25,000) no later than sixty (60) after the Effective Date to the wire instructions attached hereto as Exhibit D, along with the Purchaser’s execution of the Security Agreement and the Warrant; and (ii) the Company will issue and deliver to the Purchaser (a) a Note executed by the Company in favor of the Purchaser payable in the amount of the Loan Amount, and (b) the Company’s execution of the Security Agreement and Warrant.

6.                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Purchaser, as of the date of Closing, as follows:

6.1              Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

6.2              Corporate Company Power. The Company has all requisite corporate power to execute and deliver this Agreement, the Note, the Warrant, the Security Agreement and any other related documentation (collectively, the “Loan Documents”) and to carry out and perform its obligations under the Loan Documents.

6.3              Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of the Loan Documents by the Company and the performance of the Company’s obligations thereunder has been properly taken. The Loan Documents, when executed and delivered by the Company, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

6.4              Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other third party in connection with the execution, delivery and performance by the Company of the Loan Documents, other than the filing of Form D with the Securities and Exchange Commission (the “Commission”) and such filings as are required to be made under applicable state securities laws.

6.5              Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 7 hereof, the offer, issue, and sale of the Note are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

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7.                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

7.1              Acceptance by the Company. The Purchaser acknowledges that the Loan Amount may be accepted or rejected, in whole or in part, by the Company in its sole discretion. The Company shall have no obligation to sell the Note and the Warrant to the Purchaser unless and until this Agreement is executed and delivered by the Purchaser and accepted by the Company and the Company has received the Loan Amount.

7.2              Purchase for Own Account. The Purchaser represents that it is acquiring the Note and Warrant solely for the Purchaser’s own account and beneficial interest for investment and not for sale or with a view to distribution of the Note, the Warrant, or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention. The Purchaser understands and acknowledges that the Note, the Warrant, and the shares underlying the Warrant and Note are not registered under the Securities Act or any state securities laws. The Purchaser understands that the offering and sale of the Note and Warrant is intended to be exempt from registration under the Securities Act, by virtue of Rule 506(b) of Regulation D as promulgated by the Commission thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement and neither the Commission nor any state securities commission or other regulatory authority has approved the Note or the Warrant or passed upon or endorsed the merits of the offering of the Note and the Warrant.

7.3              Information and Sophistication. The Purchaser hereby: (i) acknowledges that the Purchaser has received and carefully reviewed all the information the Purchaser has requested from the Company and considers necessary or appropriate for deciding whether to acquire the Note and the Warrant, (ii) represents that the Purchaser’s representatives and advisors have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the Warrant and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser, (iii) represents that the Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including, except for representations contained in this Agreement and statements expressly authorized by the Company to be made to the Purchaser under an obligation of confidentiality on the part of the Purchaser, and (iv) further represents that the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risk of this investment.

7.4              Ability to Bear Economic Risk. The Purchaser acknowledges that an investment in the Note and Warrant involves a high degree of risk, and represents that the Purchaser is able, without materially impairing the Purchaser’s financial condition, to hold the Note and Warrant for an indefinite period of time and to suffer a complete loss of the Purchaser’s investment.

7.5              Accredited Investor Status. The Purchaser represents and warrants that such Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Securities Act as of the Effective Date.

7.6              General Solicitation. The Purchaser represents that the Purchaser is not purchasing the Note and Warrant as a result of any advertisement, article, notice or other communication regarding the Note and Warrant published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

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7.7              Not Senior Secured. The Purchaser acknowledges and understands that, as of the Effective Date, the Company has debt that is in a senior secured position and, in the event of a liquidation of the Company’s assets, the senior secured lender would be in a first position ahead of that of the Purchaser.

8.                  MISCELLANEOUS.

8.1              Binding Agreement. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2              Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE COMPANY AND THE PURCHASER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE STATE OF MASSACHUSETTS SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PURCHASER, ON THE ONE HAND, AND COMPANY, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT.

8.3              Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

8.4              Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5              Further Actions. The Company will execute and deliver such other agreements, conveyances, and other documents, and take such other action, as may be reasonably requested by the Purchaser in order to give effect to the transactions contemplated by this Agreement and the other Loan Documents.

8.6              Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail or facsimile with confirmation of receipt or transmission if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications will be sent to the Company at 705 Cambridge Street, Cambridge, Massachusetts 02141, Attn: Cliff Emmons and to Purchaser at the address(es) set forth on the Purchaser’s signature page or at such other address(es) as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties to this Agreement.

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8.7              Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom will be effective unless in writing and approved by the Purchaser and the Company.

8.8              Expenses. The Company and the Purchaser will each bear its respective expenses and legal fees incurred with respect to the Loan Documents and the transactions contemplated thereby. If any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated under the Loan Documents, the prevailing party shall recover all such party’s costs and attorneys’ fees incurred in each such action, suit, or other proceeding, including any and all appeals or petitions from such action, suit or other proceeding.

8.9              Delays or Omissions. The parties agree that no delay or omission to exercise any right, power or remedy accruing to the Purchaser, upon any breach or default of the Company under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchaser of any breach or default under this Agreement, or any waiver by the Purchaser of any provisions or conditions of this Agreement must be in writing and will be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser will be cumulative and not alternative.

8.10          Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision. The balance of this Agreement shall be enforceable in accordance with its terms.

8.11          Entire Agreement. This Agreement, the exhibits to this Agreement and the other Loan Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party will be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth in this Agreement.

8.12          Reliance on Counsel and Advisors. The Purchaser acknowledges that counsel of the Company is only counsel to the Company and shall not be deemed to be counsel to the Purchaser in this transaction. The Purchaser acknowledges that the Purchaser has had the opportunity to review this Agreement, including all attachments hereto, and the transactions contemplated by this Agreement with the Purchaser’s own legal counsel, tax advisors and other advisors. The Purchaser is relying solely on the Purchaser’s own counsel and advisors and not on any statements or representations of the Company’s counsel for legal or other advice with respect to this investment or the transactions contemplated by this Agreement.

8.13          No Commitment for Additional Investment. The Company acknowledges and agrees that the Purchaser has not made any representation, undertaking, commitment or agreement to provide or assist the Company in obtaining any financing, investment or other assistance, other than the purchase of the Note and Warrant as set forth herein and subject to the conditions set forth in herein. In addition, the Company acknowledges and agrees that, except as set forth in this Agreement, (a) no statements, whether written or oral, made by the Purchaser or its representatives on or after the date of this Agreement shall create an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment, (b) the Company shall not rely on any such statement by the Purchaser or the Purchaser’s representatives and (c) an obligation, commitment or agreement to provide or assist the Company in obtaining any financing or investment may only be created by a written agreement, signed by the Purchaser and the Company, setting forth the terms and conditions of such financing or investment and stating that the parties intend for such writing to be a binding obligation or agreement.

The Purchaser shall have the right, in the Purchaser’s sole and absolute discretion, to refuse or decline to participate in any other financing of or investment in the Company and shall have no obligation to assist or cooperate with the Company in obtaining any financing, investment or other assistance.

8.14          Signatures. It is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth herein, will constitute the agreement by the Purchaser to be bound by the terms of the Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this SECURITIES PURCHASE AGREEMENT as of the date first written above.

COMPANY:

IIOT-OXYS, INC.

By: /s/ Cliff L. Emmons

Cliff L. Emmons, Chief Executive Officer

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SECURITIES PURCHASE AGREEMENT PURCHASER SIGNATURE PAGE

IN WITNESS WHEREOF, the parties have executed this SECURITIES PURCHASE AGREEMENT as of the date first written above.

PURCHASER:

By: /s/ Vidhyadhar Mitta

      Vidhyadhar Mitta, an individual

Dated as of: August 2, 2019

Loan Amount: up to $125,000

Address for Notice:

________________________________________

________________________________________

________________________________________

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EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

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EXHIBIT B

FORM OF SECURITY AGREEMENT

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EXHIBIT C

FORM OF WARRANT AGREEMENT

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EXHIBIT D

WIRE INSTRUCTIONS

[NAME OF BANK]
[BANK ADDRESS]
PHONE NUMBER:	____
ABA NUMBER:	____
ACCT. NUMBER:	____
BENEFICIARY:	____

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